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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47463) of Vysis, Inc. of our report dated March 13, 1998 appearing on page 36 of this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
March 29, 1999